SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 30, 1998


                     QWEST COMMUNICATIONS INTERNATIONAL INC.
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)



            000-22609                                     84-1339282
           ----------------------------------------------------------
           (Commission File Number) (IRS Employer Identification No.)



            555 SEVENTEENTH STREET, SUITE 1000 DENVER, COLORADO 80202
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               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code: 303-291-1400
                                                           -------------

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.      OTHER EVENTS

         On March 31, 1998, the Registrant announced the consummation of the merger pursuant to the Amended and Restated Agreement and Plan of Merger dated as of December 31, 1997 (the "Merger Agreement") among Phoenix Network, Inc. ("Phoenix"), the Registrant and a wholly-owned subsidiary of the Registrant, providing for the merger that will result in Phoenix becoming a subsidiary of the Registrant. As of March 30, 1998, the effective date of the acquisition, approximately 785,175 shares of the Registrant's common stock having a deemed value of approximately $27,222,017 (based upon an adjusted average price of $34.67 per share) were exchanged for the outstanding shares of common stock, par value $0.001 per share of Phoenix ("Phoenix Common Stock"). Each outstanding share of Phoenix Common Stock was converted into the right to receive 0.0218 shares of the Registrant's common stock and cash in lieu of fractional shares, in accordance with the terms of the Merger Agreement. Additional cash consideration of up to $4 million is being withheld pending the outcome of litigation to which Phoenix or its affiliates may have certain potential liability, and as to which final and nonappealable resolution has not been attained.

         The press release dated March 31, 1998 of the Registrant and Phoenix Network announcing the consummation of the merger is filed with the Securities and Exchange Commission as Exhibit 99.1 to this Current Report on Form 8-K.

         The Registrant cautions that the press release contains forward-looking statements that may include, among others, statements concerning the Registrant's plans to complete an approximately 16,250 route mile coast-to-coast, technologically advanced, fiber optic telecommunications network (the "Qwest Network"), expectations as to funding its capital requirements, anticipated expansion of carrier and commercial services and other statements of expectations, beliefs, future plans and strategies, anticipated developments and other matters that are not historical facts. The Registrant cautions that these forward-looking statements are subject to risks and uncertainties that could cause actual events or results to differ materially from those expressed or implied by the statements. Important factors that could prevent the Registrant from achieving its stated goals include, but are not limited to: (i) failure by the Registrant to manage effectively, cost efficiently and on a timely basis the construction of the Qwest Network route segments; (ii) failure by the Registrant to enter into additional customer contracts to sell dark fiber or provide high-volume capacity and otherwise expand its telecommunications customer base;
(iii) failure by the Registrant to obtain and maintain all necessary rights-of-way; (iv) intense competition in the Registrant's carrier services and commercial services markets; (v) the potential for rapid and significant changes in technology and their effect on the Company's operations; (vi) operating and financial risks related to managing rapid growth and integrating acquired businesses; (vii) adverse changes in the regulatory environment; (viii) failure by the Registrant to consummate the previously announced merger with LCI International Inc. timely or at all; and (ix) risks of being highly leveraged and sustaining operating cash deficits.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


             Exhibit 99.1 Press release of Phoenix Network, Inc. and the Registrant dated March 31, 1998.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                             QWEST COMMUNICATIONS INTERNATIONAL INC.




DATE:  April 1, 1998         By: /s/ ROBERT S. WOODRUFF
                                ----------------------------------------
                                     Robert S. Woodruff
                                     Executive Vice President - Finance,
                                     Chief Financial Officer and
                                     Treasurer

                                  EXHIBIT INDEX





             Exhibit 99.1 Press release of Phoenix Network, Inc. and the Registrant dated March 31, 1998.



                                       A-1